united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 5/31

Date of reporting period: 5/31/16

Item 1. Reports to Stockholders.

Longboard Managed Futures Strategy Fund

 Class A Shares (Symbol: WAVEX)

Class I Shares (Symbol: WAVIX)

Longboard Long/Short Fund

Class A Shares (Symbol: LONAX)

Class I Shares (Symbol: LONGX)

Annual Report

May 31, 2016

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period of June 1, 2015 to May 31, 2016.

Longboard strives to deliver undiluted direct access to authentic and uncorrelated trend-following strategies through our mutual funds with:

•	A single, transparent fee structure

•	Highly attentive, personalized service

•	Daily liquidity

•	Standard mutual fund 1099 tax (no K1’s)

The Longboard Managed Futures Strategy Fund uses an unconstrained trend-following strategy to trade in over 140 global markets. Asset classes include commodities, currencies, equities and fixed income.

The fund’s primary goal is to deliver absolute returns that are uncorrelated with traditional equity and bond portfolios. We seek these returns through a disciplined process of financial analysis that is designed to identify and participate in both long and short trends. Significant trends develop for many reasons, and trends often correspond with periods of equity and/or bond market turbulence. Your ability to participate in both long and short trends – across global markets and in multiple asset classes – offers traditional portfolios the potential for valuable diversification.

Over the last 12 months, the Longboard Managed Futures Strategy Fund, Class I returned -13.18%. By way of comparison, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the fund’s benchmark) returned 0.16% and the Societe Generale (SG) Trend Index (an index of peer group trend-following hedge funds) produced a return of -5.62%.

	Longboard Managed Futures Class I: WAVIX	Longboard Managed Futures Class A: WAVEX	Morningstar Managed Futures Category	SG Trend Index	S&P 500 Total Return Index USD
Jun-15	-4.01%	-4.03%	-3.37%	-4.86%	-1.94%
Jul-15	5.14%	5.01%	2.17%	4.01%	2.10%
Aug-15	-3.36%	-3.31%	-2.71%	-2.13%	-6.03%
Sep-15	1.26%	1.27%	1.31%	2.29%	-2.47%
Oct-15	-4.29%	-4.32%	-1.86%	-2.60%	8.44%
Nov-15	3.26%	3.20%	2.68%	3.41%	0.30%
Dec-15	-1.24%	-1.22%	-1.75%	-2.17%	-1.58%
Jan-16	2.78%	2.71%	2.29%	3.76%	-4.96%
Feb-16	1.48%	1.50%	1.84%	2.41%	-0.13%
Mar-16	-8.59%	-8.67%	-2.98%	-2.92%	6.78%
Apr-16	-5.45%	-5.41%	-1.87%	-3.67%	0.39%
May-16	-0.10%	-0.10%	-1.08%	-2.69%	1.80%
Total Return	-13.18%	-13.40%	-5.12%	-5.62%	1.72%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Deflationary forces fueled meaningful trends throughout 2015 and into early 2016. Falling commodities prices caused downtrends in the equity markets and currencies of commodity-exporting countries. The turbulence in risk assets sparked a flight to perceived safe assets, including developed market government bonds and the Japanese yen. The magnitude and duration of these deflationary trends were the largest we’ve seen since the fund’s inception, creating a rich opportunity set of profitable trends. In addition, capturing these trends allowed us to meet our goal of providing “true diversification”, which we define as positive returns amid declining risk assets.

The fund’s short positions in risk assets began generating losses in mid-February 2016 when global commodities, equities and currencies reversed their previous downtrends and rallied through the middle of 2016. The fund responded by reducing its short exposure, and adding long positions in selected commodities and equity markets that entered into new uptrends. At the same time, many of the longer term downtrends in global risk assets remain in place. Going into the second half of 2016, the portfolio is poised to continue generating low-to-negative correlation with risk assets, but it has become more balanced and less net short compared with the beginning of the year.

The fund’s unique, longer term trend-following strategy has caused relative underperformance so far in 2016. Our longer term approach typically benefits from periods of sustained trends, maintaining exposure to profitable investments despite shorter term reversals along the way. The downside to this approach emerges during very large, abrupt trend reversals, such as those we saw in the first half of 2016. The fund underperformed many of its peers in recent months as global stock and commodity markets rallied persistently against their former downtrends.

We do not view this underperformance as unusual or unexpected, especially when balanced against a period of relative outperformance in 2014 and 2015. Over time, we expect short- and long-term trend-following strategies to deliver similar results, with relative performance inevitably shifting through changing market conditions. In fact, we view a balanced mix of diverse trend-following strategies as an ideal way to allocate to the managed futures space.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The returns shown are presented as the component of overall fund performance attributed to the named asset class. Holdings are subject to change at any time and should not be considered investment advice.

Commodity gains came mostly from short positions in energy and metals markets, led by crude oil falling into the $20’s and copper piercing the $2 level in early 2016. Despite the price rebound since mid-February, the fund retained modest profits in energy and metals based on the magnitude of their previous declines. A number of agricultural commodities notably were strong in recent months, including soft commodities and grains. New uptrends in sugar, soybeans, cocoa, lumber and lean hogs caused the fund to initiate its first long commodities positions in 2016. As a result, the commodities portfolio has become more balanced and less dependent on falling prices going forward.

Currency losses came from commodity-producing nations, which saw their currencies rally in recent months against former downtrends. After accruing significant profits from long U.S. dollar positions throughout 2015 and into early 2016, the fund gave back some of these gains when the U.S. dollar declined nearly across the board. The portfolio’s losses included short positions in the currencies of Canada, Mexico, Russia and Brazil. After these price movements, the fund transitioned to an approximately neutral stance with respect to the U.S. dollar. The new theme in currencies include a weakening British pound and a strengthening Japanese yen. The pound recently declined because of fears over a potential “Brexit”, whereas the yen strength has been less intuitive. The Japanese yen began strengthening just days after the historic introduction of negative interest rates from the Bank of Japan (BOJ) in late January. The fundamentals of the BOJ’s aggressive monetary expansion and negative interest rates would logically point towards a weaker currency. The 20% rally in the yen since the BOJ’s introduction of negative interest rates is a classic example of how trend following provides a means of capturing price movements across global markets, even when driven by counterintuitive reasons.

Equity losses were the main detractors from performance over the past 12 months. The fund opened short positions across a number of global equity markets that entered into downtrends during the global equity sell off in early 2016. U.S. stocks saw their worst start to the year on record, and were down more than 10% by mid-February. However, major stimulus programs in Europe, Japan and China combined with the U.S. Fed’s reluctance to raise interest rates helped fuel the largest quarterly revesal in equities since the 1930s. These kinds of sharp trend reversals represents the most challenging type of environment for a long-term trend-following strategy. Sometimes these trends eventually deliver “crisis alpha” and at other times they generate losses that must be limited with disciplined risk management rules. The fund has responded by paring back its short exposure in line with its risk control process. However, it remains net short across global equity markets since many longer term downtrends remain intact. Specifically, equity markets in Europe, China, and Japan remain in downtrends, whereas U.S. markets have recently broken out into new uptrends. As such, the portfolio’s equity exposure is currently short foreign markets around the globe and long equity markets in the U.S. Despite recent strength in U.S. equities, the broad indices have essentially treaded sideways since the U.S. Federal Reserve ended its quantitative easing programs in late 2014, with several volatility shocks to the downside since then. The divergence between weak stock markets around the globe and strength in the U.S. is an unusual phenomenon, and we would not be surprised to see the two converge at some point in the near future.

Fixed income positions were positive in Europe, Japan and the U.S. The monetary easing and negative interest rate policies in Europe and Japan boosted the bond markets in their respective countries. The low interest rates abroad also fueled a global “search for yield” that has provided a tailwind for U.S. bonds, despite the Fed’s relatively tighter monetary policy. Plus, given the U.S. Central Bank’s progressively more dovish stance combined with the ongoing concerns of global growth, there’s little reason to expect the tailwinds for sovereign fixed income markets will subside anytime soon. At the same time, we now live in a world where nearly 40% of global sovereign fixed income markets have negative yields. Some would characterize the current situation in fixed income markets as a bubble, given that the only way to make money is now dependent on future buyers bidding up prices beyond current levels. It’s impossible to know what the long-run consequences will be, but we believe trend following provides a disciplined way to participate in the trend while also managing risk to the downside.

So far, 2016’s market resembles the scene of a battle between central bankers determined to create inflation, and the persistent deflationary forces surfacing around the globe. Despite low or negative interest rates, and steady volumes of monetary expansion around the globe, signs of increased growth remain largely absent.

Continued>>

In fact, GDP continues to slow in both emerging and developed economies, corporate profits in the U.S. have been declining for over a year and bankruptcies are on the rise around the globe. Looking ahead, we feel markets may enter a period of potential surprises from unintended consequences. Plausible cases could be made for further deflation, a wave of inflation or even something in between. In any case, we believe trends are likely to develop and that long-term trend-following will continue to potentially offer a distinct source of true diversification within a traditional portfolio.

Sincerely,

Eric Crittenden

Chief Investment Officer

Portfolio Manager

Index Definitions

Bank of America Merrill Lynch 3-month U.S. T-Bill Index: An unmanaged index that measures returns of 3-month treasury bills.

The indices included are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is not necessarily indicative of future results.

Morningstar Managed Futures Category Index: These funds typically take long and short positions in futures options, swaps and foreign exchange contracts, both listed and over-the-counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities.

The SG Trend Index: A leading benchmark for tracking the performance of a pool of the largest managed futures trend-following based hedge fund managers that are open to new investment. The SG Trend Index is equal-weighted and reconstituted annually.

S&P 500 Total Return Index USD: The S&P 500 is a float-weighted index of the top 500 publicly traded U.S. companies as determined by Standard & Poor’s. The S&P 500 Total Return index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Continued>>

Commodity: Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

Futures Contract: A contractual agreement, generally made on the trading floor of a futures exchange, to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

MUTUAL FUND RISK DISCLOSURE

Mutual Funds involve risk including possible loss of principal. The Fund will invest a percentage of its assets in derivatives, commodities, currency, futures and options contracts. Currencies are subject to interest rate, exchange rate, economic and political risks. The use of such derivatives and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities and commodities underlying those derivatives. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation. The fund may experience losses that exceed those experienced by funds that do not use futures contract, options, currency and commodities.

Changes in interest rates and the liquidity of certain investments could affect the fund’s overall performance. The fund is non-diversified and as a result, changes in the value of a single security may have a significant effect on the fund’s value. Other risks include credit risks and investments in fixed income securities, structured notes, asset-back securities and foreign investments. The fund may utilize a wholly-owned subsidiary, not registered under the 1940 Act and therefore not subject to all of the investor protections of the act. Although only 25% of the fund’s assets may be invested in the subsidiary, that portion may be highly leveraged.

Furthermore, the use of short positions and leveraging can magnify the potential for gain or loss and amplify the effects of market volatility on the fund’s share price. The fund is subject to regulatory change and tax risks. Changes to current regulation or taxation rules could increase costs associated with an investment in the fund.

PERFORMANCE DISCLOSURE

The Total Annual Fund Operating Expenses for the Longboard Managed Futures Strategy Fund class I are 2.99% per prospectus. The Total Annual Fund Operating Expenses for the Longboard Managed Futures Strategy Fund class A are 3.24% per prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855.294.7540.

PROSPECTUS OFFERING DISCLOSURE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Longboard Managed Futures Strategy Fund. This and other important information about the fund is contained in the prospectus, which can be obtained by calling 855-294-7540. The prospectus should be read carefully before investing. The Longboard Managed Futures Strategy Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

4393-NLD-6/27/2016

Dear Shareholders:

We are pleased to present you with the Longboard Long/Short Fund Annual Report for the reporting period June 1, 2015 to May 31, 2016.

Longboard strives to deliver undiluted direct access to uncorrelated trend-following strategies through our mutual funds with:

•	A single, transparent fee structure

•	Highly attentive, personalized service

•	Daily liquidity

•	Standard mutual fund 1099 tax (no K1’s)

The Longboard Long/Short Fund uses an unconstrained trend-following strategy to invest in stocks within the Russell 3000 index.

The fund’s primary goal is to deliver equity market exposure, with lower correlation and beta compared to the overall U.S. equity market. We seek these returns through a disciplined, rules-based process designed to only take risk on upward trending stocks, while seeking to avoid exposure to downward trending stocks. Over a full market cycle, we expect the fund to generate similar long-term returns as the broader U.S. stock market.

Over the last 12 months, the Longboard Long/Short Fund, Class I lost ,1.55%. By way of comparison, the S&P 500 Total Return Index returned 1.72% and the Morningstar Long/Short category returned 0.45%.

	Longboard Long/	Longboard Long/	Morningstar	S&P 500
	Short Fund Class I:	Short Fund Class A:	Long/Short	Total Return
	LONGX*	LONAX**	Category	Index USD
Jun-15	0.93	N/A	-1.31	-1.94
Jul-15	4.92	N/A	0.84	2.10
Aug-15	-7.04	N/A	-3.50	-6.03
Sep-15	3.47	N/A	-1.79	-2.47
Oct-15	2.54	N/A	2.79	8.44
Nov-15	1.98	N/A	0.00	0.30
Dec-15	-2.31	N/A	-1.21	-1.58
Jan-16	-1.60	-1.60	-3.31	-4.96
Feb-16	-4.67	-4.66	-0.55	-0.13
Mar-16	2.03	1.91	2.52	6.78
Apr-16	-5.12	-5.01	-0.04	0.39
May-16	4.19	4.17	0.61	1.80
Total Return	-1.55	-5.38	-5.31	1.72

*	Inception on March 20, 2015

**	Inception on December 10, 2015

The broader U.S. stock market (defined by the S&P 500) gained 1.72% last year. This relatively flat performance fails to capture the turbulence experienced along the way. Global markets were shaken by two bouts of volatility: one in the summer of 2015 and once again at the start of 2016. During each period, U.S. stocks lost 10% of their value in a matter of days, before staging powerful “v-bottom” recoveries. This volatile environment created periods of both underperformance and outperformance for the fund, depending on the given price trends occurring within the U.S. equities market.

Throughout 2015, we saw outperformance among a narrow selection of large-cap companies that managed to grow sales and/or earnings at a rapid pace, despite generally poor earnings for the rest of the market. This created a “nifty fifty” dynamic among large-cap technology stocks like the FANGs (Facebook, Amazon, Netflix and Google) and several consumer names like Starbucks, Nike and Home Depot. This performance spread was optimal for the fund’s trend-following strategy, because it enabled the fund to gain long exposure to these upward trending stocks against short exposure to the rest of the relatively stagnant market.

Market dynamics shifted in 2016. The U.S. Federal Reserve hiked rates in December, China’s currency came under renewed selling pressure and energy prices plunged as crude oil fell below $30 per barrel. This caused risk assets to sell-off across the board, with notable underperformance among energy, materials and banking stocks. The funds net short exposure to these downward trending sectors enabled it to incur a lower drawdown relative to the broader U.S. equities market.

Beginning in mid-February, risk assets rallied across the board in response to dovish rhetoric from the Fed and further easing measures from central banks in Europe, Japan and Asia. This led to a reflation in commodities prices and to strong gains in the previously beaten down sectors among energy and materials stocks. At the same time, earnings growth and GDP numbers came in weak, and investors continued to shy away from the faster-growing, but more richly valued, areas of the market. Value stocks like IBM, Cisco and Wal-Mart began to outperform faster-growing stocks like Netflix, Google and Amazon. The biggest gains were seen in energy and materials stocks, some of which doubled or tripled after seeing declines of 50% or more in the last year.

This market dynamic of previous leaders underperforming and previous laggards outperforming caused a drag on the fund’s returns through the middle of 2016. In the short run, avoiding exposure to downward trending sectors can cause underperformance during those periods when underperforming sectors rebound off the bottom and lead the overall market higher. Over the long run, we believe that avoiding exposure until stocks enter uptrends is a robust and prudent means of controlling risk. Put differently, the fund is willing to forego the value premium in favor of the trend premium.

Going into the back half of 2016, the fund is positioned in a highly-defensive manner. This defensive posture is a reflection of the few remaining areas of the market that remain in uptrends, including utilities, consumer staples, telecoms and REITs. We remain net short energy, materials and banking stocks.

Should the reflation in commodities prices shift from a rebound off the lows into a full-blown bull market, the fund will eventually gain exposure to these markets when they enter into long-term uptrends. During the recent “Brexit” shock to the markets, this defensive approach worked in the fund’s favor. Our net-short exposure to energy and banking stocks, and long exposure to the defensive stocks came together to limit losses to just 0.1% compared to a decline in the S&P 500 of more than 3%. Going forward, we remain committed to controlling risk, and seeking to participate in any uptrends that may emerge.

Sincerely,

Eric Crittenden

Chief Investment Officer

Portfolio Manager

Index Definitions

Morningstar Long/Short Category Index: Long-short portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral –dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

S&P 500 Total Return Index USD: The S&P 500 is a float-weighted index of the top 500 publicly-traded U.S. companies as determined by Standard & Poor’s. The S&P 500 Total Return Index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

MUTUAL FUND RISK DISCLOSURE

Mutual Funds involve risk including possible loss of principal.

There is a risk that issuers and counterparties will not make payment on securities and other investments held by the Fund, resulting in loss. The Fund’s use of derivatives (including futures, forward contracts and swap agreements) involves risks different from and possibly greater than those associated with investing directly in securities including leverage risk, counterparty default risk, tracking risk and liquidity. The price of equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Investments in ETF’s may involve extra expenses and may not perform as expected and may not replicate the performance of the underlying index.

Fixed income securities could lose value due to interest rate changes. ADR’s are subject to fluctuations in foreign currencies, political and economic instability, differences in financial reporting, security regulation, trading and taxation issues. The successful use of forward and futures contracts draws on the Advisor’s skill and experience in predicting market movement. Risks include imperfect correlation, illiquid secondary markets, unanticipated market movements, counterparty default, and potentially selling securities when disadvantageous to do so. The success of the Fund’s hedging strategy is subject to the Advisor’s ability to correctly assess market performance and correlation of the instruments used in the hedging strategy and the investments in the portfolio.

The Fund may trade more, incurring higher brokerage fees and tax liability to shareholders. The Fund has a limited history of operation and an investment entails a high degree of risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes. Small-cap and mid-cap companies may be volatile and vulnerable to adverse business or economic events. The Fund is ‘non-diversified’ and changes in the value of a single security may have a significant effect on the Fund’s value. The Fund may have investments that appreciate or decrease significantly over short periods. The value of REIT securities may be adversely affected by changes in the value of the underlying property the REIT holds. Short positions may be considered speculative and losses are potentially unlimited.

PERFORMANCE DISCLOSURE

The Total Annual Fund Operating Expenses for the Longboard Long/Short Fund class I are 2.99%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855.294.7540.

PROSPECTUS OFFERING DISCLOSURE

Investors should carefully consider the investment objectives, risks, charges and expenses of the Longboard Long/Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 855-294-7540. The prospectus should be read carefully before investing. The Longboard Long/Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

4394-NLD-6/28/2016

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2016

The Fund’s performance figures* for the year ended May 31, 2016, as compared to its benchmarks:

			Annualized	Annualized
		Annualized	Inception** -	Inception*** -
	One Year	Three Year	May 31, 2016	May 31, 2016
Longboard Managed Futures Strategy Fund - Class A	(13.40)%	4.45%	N/A	3.19%
Longboard Managed Futures Strategy Fund - Class A with load	(18.39)%	2.41%	N/A	1.29%
Longboard Managed Futures Strategy Fund - Class I	(13.18)%	4.71%	3.61%	N/A
SG Trend Index	(5.62)%	4.64%	3.16%	4.61%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%	0.08%	0.09%	0.08%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.24% for Class A and 2.99% for Class I shares per the October 1, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is June 27, 2012.

***	Inception date for Class A is March 22, 2013.

The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class *	% of Net Assets
Other, Cash & Cash Equivalents	100.0%
100.0%

*	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2016

The Fund’s performance figures* for the year ended May 31, 2016, as compared to its benchmarks:

		Annualized	Annualized
		Inception** -	Inception*** -
	One Year	May 31, 2016	May 31, 2016
Longboard Long/Short Fund - Class A	N/A	N/A	(6.50)%
Longboard Long/Short Fund - Class A with load	N/A	N/A	(11.88)%
Longboard Long/Short Fund - Class I	(1.55)%	(4.10)%	N/A
S&P 500 Index	1.72%	2.49%	3.51%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%	0.13%	0.14%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on May 31, 2016. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.24% for Class A and 2.99% for Class I shares per the December 9, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is March 20, 2015.

***	Inception date for Class A is December 9, 2015.

S&P 500 Index The Standard & Poor’s 500 Index (S&P 500) is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class*	% Net Assets
Other, Cash & Cash Equivalents	100.0%
100.0%

*	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
May 31, 2016

TOTAL INVESTMENTS - 0.0% (Cost $0) (a)	$—
OTHER ASSETS LESS LIABILITIES - 100.0% (b)	543,830,280
NET ASSETS - 100.0%	$543,830,280

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

(b)	Includes unrealized gain/loss on derivatives contracts.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2016

				Unrealized
Open Long Future			Underlying Face	Appreciation/
Contracts	Description	Expiration	Amount at Value	(Depreciation)
3,366	3 Mo Euro (Euribor)	Dec-16	$939,980,745	$582,949
3,195	3 MO Sterling (Short Sterling)	Dec-16	577,723,894	(163,266)
4,000	3 YR AUD Government Bond	Jun-16	876,153,600	(674,661)
894	10 YR AUD Government Bond	Jun-16	629,378,056	2,103,222
160	10 YR Mini JBG Future	Jun-16	21,920,000	54,829
1,545	90 Day Euro$ Future	Dec-16	382,619,250	597,600
1,463	Bursa Crude Palm Oil +	Aug-16	23,209,837	888,034
1,097	Cocoa +	Jul-16	35,728,862	(1,001,421)
770	DJIA Index Future Mini	Jun-16	68,433,750	(698,835)
1,139	Euro BOBL Future	Jun-16	166,671,009	119,511
391	Euro Bund Future	Jun-16	71,408,330	557,691
3,495	Euro Schatz	Jun-16	435,323,220	(450,504)
757	LME Aluminum +	Jun-16	29,253,319	(1,658,493)
29	Lumber Future +	Jul-16	967,846	(65,681)
26	LME Nickel Future +	Jun-16	1,310,166	(73,392)
234	LME Zinc Future +	Jun-16	11,230,538	273,188
946	S&P E-Mini Future	Jun-16	99,088,770	(232,780)
388	Soybean Future +	Jul-16	20,922,900	(108,313)
543	Soybean Meal +	Jul-16	21,535,380	1,769,000
476	US 10 Year Future	Sep-16	61,731,488	(22,312)
1,658	US 5YR NOTE (CBT)	Sep-16	199,153,986	(90,651)
338	US long Bond Future	Sep-16	55,199,794	92,875
222	US Ultra Bond	Sep-16	38,877,750	51,281
533	White Sugar +	Aug-16	12,893,270	1,494,840
1,093	World Sugar #11 +	Jul-16	21,410,558	917,246
	Net Unrealized Appreciation from Open Long Futures Contracts			$4,261,957

+	All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2016

				Unrealized
Open Short Future			Underlying Face Amount	Appreciation/
Contracts	Description	Expiration	at Value	(Depreciation)
(99)	Brent Crude Future +	Aug-16	$(4,939,110)	$(95,040)
(319)	CAC 40 10 Euro Future	Jun-16	(15,917,539)	(852,725)
(587)	CBOE VIX Future +	Jun-16	(8,966,425)	2,074,105
(254)	Copper Future +	Jul-16	(13,306,425)	371,000
(49)	Dax Index	Jun-16	(14,003,570)	(347,506)
(237)	Emerging Market Future	Jun-16	(9,546,360)	(134,765)
(1,659)	EU Carbon Dioxide Emissions +	Dec-16	(11,289,495)	(674,027)
(1,130)	Euro CHF 3MO ICE	Sep-16	(28,662,450)	32,741
(503)	Euro STOXX 50	Jun-16	(17,104,168)	(436,131)
(183)	Feeder Cattle +	Aug-16	(13,459,650)	435,825
(119)	FTSE/MIS Index Future	Jun-16	(11,954,644)	99,457
(163)	Gas Oil Future +	Jul-16	(7,396,125)	(285,250)
(118)	Gasoline RBOB +	Jul-16	(7,996,010)	(209,231)
(187)	H-Shares Index Futures	Jun-16	(10,143,890)	(187,761)
(121)	Hang Seng Index Future	Jun-16	(15,945,071)	(309,961)
(73)	Heating Oil Future +	Jul-16	(4,590,109)	(133,602)
(128)	IBEX-35 Index	Jun-16	(12,856,923)	(505,683)
(373)	Live Cattle +	Aug-16	(17,613,060)	164,320
(757)	LME Aluminum +	Jun-16	(29,253,319)	(10,918)
(177)	LME Nickel Future +	Jun-16	(8,919,207)	132,708
(234)	LME Zinc Future +	Jun-16	(11,230,538)	(831,250)
(1,903)	Mill Wheat Euro +	Dec-16	(18,042,724)	(50,650)
(277)	MSCI EAFE Index Mini	Jun-16	(22,997,925)	(674,195)
(163)	Natural Gas Future +	Jul-16	(3,729,440)	(17,020)
(59)	Oat Future +	Jul-16	(557,550)	47,125
(91)	Rough Rice Futures +	Jul-16	(1,991,080)	(21,050)
(186)	Russell Mini Future	Jun-16	(21,453,240)	(1,673,860)
(689)	SGX MSCI Singapore Index	Jun-16	(31,068,526)	(65,028)
(75)	TOCOM Gasoline Future +	Nov-16	(1,517,719)	(80,995)
(29)	TOCOM Kerosene Future +	Nov-16	(591,298)	(55,140)
(467)	TOCOM Platinum +	Apr-17	(7,384,671)	303,535
(1,103)	Wheat Future +	Jul-16	(25,617,175)	(121,387)
(856)	Wheat Future (KCB) +	Jul-16	(19,142,300)	934,113
(115)	WTI Crude Future +	Jul-16	(5,646,500)	(72,450)
	Net Unrealized Depreciation from Open Short Futures Contracts			$(3,250,696)

	Net Unrealized Appreciation from Open Futures Contracts			$1,011,261

+	All or a portion of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
May 31, 2016

							Unrealized
	Currency Units to						Appreciation/
Settlement Date	Receive/Deliver		In Exchange For		U.S. $ Value	Counterparty	(Depreciation)
To Buy:
6/15/2016	8,320,305	USD	31,400,000	BRL	$8,671,837	Jefferies Financial Services, Inc.	$(351,532)
6/15/2016	31,271,680	USD	22,000,000	GBP	32,109,790	Jefferies Financial Services, Inc.	(748,110)
6/15/2016	24,332,874	USD	32,300,000	CAD	24,670,801	Jefferies Financial Services, Inc.	(337,927)
6/15/2016	3,667,807	USD	400,000,000	JPY	3,609,393	Jefferies Financial Services, Inc.	58,414
6/15/2016	20,396,281	USD	363,300,000	MXN	19,686,410	Jefferies Financial Services, Inc.	709,871
6/15/2016	37,000,000	USD	314,841,070	NOK	37,650,885	Jefferies Financial Services, Inc.	(650,885)
6/15/2016	27,428,194	USD	108,100,000	PLN	27,421,763	Jefferies Financial Services, Inc.	6,431
6/15/2016	15,723,026	USD	1,130,800,000	RUB	17,025,750	Jefferies Financial Services, Inc.	(1,302,724)
6/15/2016	20,000,000	USD	309,617,200	ZAR	19,611,817	Jefferies Financial Services, Inc.	388,182
6/15/2016	52,308,307	USD	51,900,000	CHF	52,284,530	Jefferies Financial Services, Inc.	23,776
6/15/2016	47,233,750	AUD	25,000,000	GBP	36,386,125	Jefferies Financial Services, Inc.	(221,125)
6/15/2016	109,200,000	AUD	108,174,060	CAD	82,623,553	Jefferies Financial Services, Inc.	(1,518,730)
6/15/2016	3,000,000	AUD	256,452,000	JPY	2,314,090	Jefferies Financial Services, Inc.	27,723
6/15/2016	31,400,000	BRL	8,476,406	USD	8,671,837	Jefferies Financial Services, Inc.	195,431
6/15/2016	103,912,030	CAD	109,200,000	AUD	79,032,190	Jefferies Financial Services, Inc.	1,762,930
6/15/2016	2,500,000	CAD	200,655,000	JPY	1,991,077	Jefferies Financial Services, Inc.	(8,017)
6/15/2016	32,300,000	CAD	25,014,714	USD	24,670,801	Jefferies Financial Services, Inc.	(343,913)
6/15/2016	2,400,000	CHF	271,872,000	JPY	2,453,232	Jefferies Financial Services, Inc.	29,390
6/15/2016	51,900,000	CHF	54,343,273	USD	52,284,530	Jefferies Financial Services, Inc.	(2,058,743)
6/15/2016	34,000,000	EUR	27,246,240	GBP	39,655,404	Jefferies Financial Services, Inc.	(701,454)
6/15/2016	3,000,000	EUR	372,492,000	JPY	3,361,175	Jefferies Financial Services, Inc.	48,675
6/15/2016	25,000,000	GBP	50,752,490	AUD	36,731,506	Jefferies Financial Services, Inc.	107,840
6/15/2016	1,896,744	GBP	2,400,000	EUR	2,674,600	Jefferies Financial Services, Inc.	46,040
6/15/2016	1,500,000	GBP	2,189,250	USD	2,183,168	Jefferies Financial Services, Inc.	(6,082)
6/15/2016	3,741,190,400	JPY	44,400,000	AUD	32,133,967	Jefferies Financial Services, Inc.	941,673
6/15/2016	1,914,781,400	JPY	11,900,000	GBP	17,319,796	Jefferies Financial Services, Inc.	(293,277)
6/15/2016	2,346,760,000	JPY	27,500,000	CAD	21,004,552	Jefferies Financial Services, Inc.	(364,331)
6/15/2016	5,349,790,000	JPY	43,000,000	EUR	47,919,910	Jefferies Financial Services, Inc.	65,290
6/15/2016	3,761,222,000	JPY	33,000,000	CHF	33,244,499	Jefferies Financial Services, Inc.	161,977
6/15/2016	5,140,000,000	JPY	46,126,087	USD	46,380,700	Jefferies Financial Services, Inc.	254,613
6/15/2016	33,000,000	MXN	1,892,104	USD	1,788,196	Jefferies Financial Services, Inc.	(103,908)
6/15/2016	302,048,020	NOK	37,000,000	USD	36,121,003	Jefferies Financial Services, Inc.	(878,997)
6/15/2016	108,100,000	PLN	28,586,540	USD	27,421,763	Jefferies Financial Services, Inc.	(1,164,777)
6/15/2016	1,130,800,000	RUB	16,337,499	USD	17,025,750	Jefferies Financial Services, Inc.	688,251
6/15/2016	543,619,200	SEK	68,000,000	USD	65,198,136	Jefferies Financial Services, Inc.	(2,801,864)
To Sell:
6/15/2016	50,752,490	AUD	25,000,000	GBP	36,386,125	Jefferies Financial Services, Inc.	(251,775)
6/15/2016	109,200,000	AUD	103,912,030	CAD	79,368,206	Jefferies Financial Services, Inc.	(992,969)
6/15/2016	44,400,000	AUD	3,741,190,400	JPY	33,758,566	Jefferies Financial Services, Inc.	719,330
6/15/2016	108,174,060	CAD	109,200,000	AUD	79,032,190	Jefferies Financial Services, Inc.	(2,332,090)
6/15/2016	27,500,000	CAD	2,346,760,000	JPY	21,175,948	Jefferies Financial Services, Inc.	435,368
6/15/2016	33,000,000	CHF	3,761,222,000	JPY	33,939,321	Jefferies Financial Services, Inc.	747,710
6/15/2016	2,400,000	EUR	1,896,744	GBP	2,760,607	Jefferies Financial Services, Inc.	28,537
6/15/2016	43,000,000	EUR	5,349,790,000	JPY	48,273,736	Jefferies Financial Services, Inc.	1,027,077
6/15/2016	25,000,000	GBP	47,233,750	AUD	34,184,860	Jefferies Financial Services, Inc.	(1,849,768)
6/15/2016	11,900,000	GBP	1,914,781,400	JPY	17,277,996	Jefferies Financial Services, Inc.	380,879
6/15/2016	27,246,240	GBP	34,000,000	EUR	37,890,161	Jefferies Financial Services, Inc.	(818,839)
6/15/2016	256,452,000	JPY	3,000,000	AUD	2,171,214	Jefferies Financial Services, Inc.	(159,486)
6/15/2016	200,655,000	JPY	2,500,000	CAD	1,909,505	Jefferies Financial Services, Inc.	(67,405)
6/15/2016	372,492,000	JPY	3,000,000	EUR	3,343,250	Jefferies Financial Services, Inc.	(57,551)
6/15/2016	271,872,000	JPY	2,400,000	CHF	2,417,782	Jefferies Financial Services, Inc.	(49,324)
6/15/2016	20,000,000	ZAR	28,722,000	USD	1,819,313	Jefferies Financial Services, Inc.	(180,687)
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(11,760,882)

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
PORTFOLIO OF INVESTMENTS
May 31, 2016

TOTAL INVESTMENT - 0.0% (Cost $0) (a)	$—
OTHER ASSETS LESS LIABILITIES - 100.0% (b)	17,412,561
NET ASSETS - 100.0%	$17,412,561

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

(b) Includes unrealized appreciation on swap contract.

Unrealized Gain / (Loss)
SWAP CONTRACTS
The Scotiabank total return swap provides exposure to the daily total returns of a basket of equity securities. This basket is managed on a daily basis, by the advisor, according to the investment rules corresponding to the Longboard long/short program. According to the terms of the swap, Longboard can modify, at a daily frequency (T+1 basis), the notional value, as well purchase or liquidate the constituent individual securities and futures contracts. The swap became effective on March 20, 2015 and is reset on a monthly basis. (Notional Value $62,807,217)

Total Net Unrealized Appreciation on Swap Contract:	$522,639

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2016

				Unrealized
Open Short			Underlying Face	Appreciation/
Future Contracts	Description	Expiration	Amount at Value	(Depreciation)
(54)	S&P 500 E-mini Future	Jun-16	$(5,656,500)	$(221,107)
(39)	S&P MID 400 E-mini	Jun-16	(5,818,020)	(366,820)
(204)	Russell 2000 Mini	Jun-16	(23,529,360)	(1,726,930)
	Net Unrealized Depreciation from Open Short Futures Contracts			$(2,314,857)

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2016

	Longboard Managed
	Futures Strategy		Longboard
	Fund *		Long/Short Fund
ASSETS
Cash	$435,357,100		$4,068,992
Cash Deposits with Broker	122,202,182		15,163,444
Receivable for Fund shares sold	665,952		16,440
Net unrealized appreciation from open futures contracts	1,011,261		—
Net unrealized appreciation on swap contracts	—		522,639
Prepaid expenses & other assets	648		909
TOTAL ASSETS	559,237,143		19,772,424

LIABILITIES
Net unrealized depreciation on forward currency exchange contracts	11,760,882		—
Net unrealized depreciation on open futures contracts	—		2,314,857
Investment advisory fees payable	1,394,094		44,872
Payable for Fund shares redeemed	2,233,556		—
Distribution (12b-1) fees payable	18,331		134
TOTAL LIABILITIES	15,406,863		2,359,863
NET ASSETS	543,830,280		17,412,561

Net Assets Consist Of:
Paid in capital	629,825,376		18,853,837
Accumulated Undistributed net investment income (loss)	(13,233,424)		188,724
Accumulated net realized gain (loss) from security transactions, futures contracts, foreign currency exchange contracts and swap contracts	(63,110,424)		162,218
Net unrealized depreciation of investments, futures contracts, foreign currency exchange contracts and swap contracts	(9,651,248)		(1,792,218)
NET ASSETS	543,830,280		17,412,561

Net Asset Value Per Share:
Class A Shares:
Net Assets	83,066,554		615,478
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	8,348,013		65,197
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.95	(b)	$9.44	(b)
Maximum offering price per share (maximum sales charge of 5.75%)	$10.56	(b)	$10.02	(b)

Class I Shares:
Net Assets	460,763,726		16,797,083
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	45,871,005		1,784,567
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.04	(b)	$9.41	(b)

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

(b)	The NAV and offering price shown differs from the traded NAV on May 31, 2016 due to financial statement rounding and/or financial statement adjustments.

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2016

	Longboard Managed
	Futures Strategy	Longboard
	Fund *	Long/Short Fund
INVESTMENT INCOME
Interest	$3,795	—
TOTAL INVESTMENT INCOME	3,795	—

EXPENSES
Investment advisory fees	13,478,216	461,753
Distribution (12b-1) fees: Class A	151,604	590
TOTAL EXPENSES	13,629,820	462,343

NET INVESTMENT LOSS	(13,626,025)	(462,343)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Future contracts	(60,462,461)	162,218
Foreign currency exchange contracts	(1,452,218)	—
Swap Contracts	—	1,261,933
	(61,914,679)	1,424,151
Net change in unrealized appreciation (depreciation) on:
Future contracts	(2,382,101)	(2,314,857)
Foreign currency exchange contracts	(11,825,838)	—
Translation of foreign currencies	657,319	—
Swap Contracts	—	419,095
	(13,550,620)	(1,895,762)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(75,465,299)	(471,611)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(89,091,324)	$(933,954)

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
FROM OPERATIONS
Net investment loss	$(13,626,025)	$(4,826,179)
Net realized gain (loss) from investments, futures contracts, and foreign currency exchange contracts	(61,914,679)	44,755,981
Net change in unrealized appreciation (depreciation) of investments, futures contracts, foreign currency exchange contracts and translation of assets and liabilities in foreign currencies	(13,550,620)	3,714,908
Net increase (decrease) in net assets resulting from operations	(89,091,324)	43,644,710

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(3,673,345)	—
Class I	(21,368,237)	—
From net realized gains:
Class A	(2,945,127)	(138,762)
Class I	(16,982,986)	(1,864,509)
Net decrease in net assets from distributions to shareholders	(44,969,695)	(2,003,271)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	90,002,399	20,468,953
Class I	559,928,444	170,272,249
Net asset value of shares issued in reinvestment of distributions
Class A	6,033,632	121,368
Class I	32,417,146	1,596,113
Redemption fee proceeds
Class A	1,492	799
Class I	10,008	9,311
Payments for shares redeemed
Class A	(18,975,014)	(10,374,693)
Class I	(267,548,272)	(38,964,153)
Net increase in net assets from shares of beneficial interest	401,869,835	143,129,947

TOTAL INCREASE IN NET ASSETS	267,808,816	184,771,386

NET ASSETS
Beginning of Year	276,021,464	91,250,078
End of Year *	$543,830,280	$276,021,464
*Includes accumulated net investment loss and undistributed net investment income of:	$(13,233,424)	$13,728,828

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
SHARE ACTIVITY
CLASS A:
Shares Sold	7,614,392	1,752,798
Shares Reinvested	542,106	11,165
Shares Redeemed	(1,707,758)	(1,006,488)
Net increase in shares of beneficial interest outstanding	6,448,740	757,475

SHARE ACTIVITY
CLASS I:
Shares Sold	47,448,581	14,711,866
Shares Reinvested	2,889,228	146,031
Shares Redeemed	(23,837,475)	(3,372,382)
Net increase in shares of beneficial interest outstanding	26,500,334	11,485,515

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015 (a)
FROM OPERATIONS
Net investment loss	$(462,343)	$(54,464)
Net realized gain (loss) from swap contracts and future contracts	1,424,151	(338,602)
Net change in unrealized appreciation (depreciation) of swap contracts	(1,895,762)	103,544
Net decrease in net assets resulting from operations	(933,954)	(289,522)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(99,870)	—
Net decrease in net assets from distributions to shareholders	(99,870)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	643,604	—
Class I	12,523,655	10,991,829
Net asset value of shares issued in reinvestment of distributions
Class I	87,800	—
Redemption fee proceeds:
Class I	387	192
Payments for shares redeemed:
Class A	(500)	—
Class I	(5,296,803)	(214,257)

Net increase in net assets from shares of beneficial interest	7,958,143	10,777,764

TOTAL INCREASE IN NET ASSETS	6,924,319	10,488,242

NET ASSETS
Beginning of Year	10,488,242	—
End of Year *	$17,412,561	$10,488,242
*Includes accumulated net investment income and undistributed net investment loss of:	$188,724	$(393,066)

(a)	The Longboard Long/Short Fund commenced operations on March 20, 2015.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2016	May 31, 2015 (a)
SHARE ACTIVITY
CLASS A:
Shares sold	65,250
Shares redeemed	(53)
Net increase in shares of beneficial interest outstanding	65,197

SHARE ACTIVITY - CLASS I
CLASS I:
Shares sold	1,236,809	1,106,353
Shares reinvested	8,499	—
Shares redeemed	(545,274)	(21,820)
Net increase in shares of beneficial interest outstanding	700,034	1,084,533

(a)	The Longboard Long/Short Class I commenced operations on March 20, 2015.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Class A	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013 (1)
Net asset value, beginning of period	$12.90	$10.07	$10.00	$10.31

Activity from investment operations:
Net investment loss (2)	(0.36)	(0.36)	(0.31)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.24)	3.35	0.43	(0.25)
Total from investment operations	(1.60)	2.99	0.12	(0.31)

Less distributions from:
Net investment income	(0.75)	—	—	—
Net realized gains	(0.60)	(0.16)	(0.05)	—
Total distributions	(1.35)	(0.16)	(0.05)	—
Paid in capital from redemption fees (3)	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.95	$12.90	$10.07	$10.00
Total return (4)	(13.40)%	29.97%	1.24%	(3.01	)% (6)
Net assets, at end of period (000s)	$83,067	$24,497	$11,500	$75
Ratio of total expenses to average net assets	3.12%	3.24%	3.24%	3.24	% (5)
Ratio of net investment loss to average net assets	(3.12)%	(3.15)%	(3.14)%	(3.06	)% (5)
Portfolio turnover rate (7)	0%	0%	0%	0	% (6)

(1)	The Longboard Managed Futures Strategy Fund’s Class A shares commenced operations March 22, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amounts represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Class I	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013 (1)
Net asset value, beginning of period	$12.98	$10.11	$10.01	$10.00

Activity from investment operations:
Net investment loss (2)	(0.33)	(0.34)	(0.28)	(0.26)
Net realized and unrealized gain (loss) on investments	(1.25)	3.37	0.43	0.27
Total from investment operations	(1.58)	3.03	0.15	0.01

Less distributions from:
Net investment income	(0.76)	—	—	—
Net realized gains	(0.60)	(0.16)	(0.05)	—
Total distributions	(1.36)	(0.16)	(0.05)	—
Paid in capital from redemption fees (3)	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.04	$12.98	$10.11	$10.01
Total return (4)	(13.18)%	30.25%	1.54%	0.10	% (6)
Net assets, at end of period (000s)	$460,764	$251,524	$79,750	$35,998
Ratio of total expenses to average net assets	2.87%	2.99%	2.99%	2.99	% (5)
Ratio of net investment loss to average net assets	(2.87)%	(2.90)%	(2.84)%	(2.82	)% (5)
Portfolio turnover rate (7)	0%	0%	0%	0	% (6)

(1)	The Longboard Managed Futures Strategy Fund’s Class I shares commenced operations June 27, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amounts represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

For the
Period Ended
Class A	May 31, 2016 (1)
Net asset value, beginning of period	$10.15

Activity from investment operations:
Net investment loss (2)	(0.15)
Net realized and unrealized loss on investments	(0.56)
Total from investment operations	(0.71)

Net asset value, end of period	$9.44
Total return (3)(5)	(7.00)%
Net assets, at end of period (000s)	$615
Ratio of total expenses to average net assets (4)	3.24%
Ratio of net investment loss to average net assets (4)	(3.24)%
Portfolio turnover rate (5)	0%

(1)	The Longboard Long/Short Fund Class I shares commenced operations December 9, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
Class I	May 31, 2016	May 31, 2015 (1)
Net asset value, beginning of period	$9.67	$10.00

Activity from investment operations:
Net investment loss (2)	(0.29)	(0.06)
Net realized and unrealized gain (loss) on investments	0.08	(0.27)
Total from investment operations	(0.21)	(0.33)

Less distributions from:
Net investment income	(0.05)	—
Total distributions	(0.05)	—
Paid in capital from redemption fees (7)	0.00	—
Net asset value, end of period	$9.41	$9.67 (6)
Total return (3)(5)	(1.66)%	(3.30)%
Net assets, at end of period (000s)	$16,797	$10,488
Ratio of total expenses to average net assets (4)	2.99%	2.99%
Ratio of net investment loss to average net assets (4)	(2.99)%	(2.97)%
Portfolio turnover rate (5)	0%	0%

(1)	The Longboard Long/Short Fund Class I shares commenced operations March 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

(6)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement adjustments.

(7)	Amounts represents less than $0.005 per share.

See accompanying notes to consolidated financial statements.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2016

1.	ORGANIZATION

The Longboard Managed Futures Strategy Fund (“LMFSF”) and Longboard Long/Short Fund (“LLSF”) (each a “Fund” and collectively “the Funds”) are a diversified and a non-diversified series, respectively, of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies. LMFSF’s investment objective is to seek positive absolute returns. LLSF’s investment objective is to seek long-term capital appreciation. LMFSF Fund commenced operations on June 27, 2012 and LLSF commenced operations on March 20, 2015.

The Funds currently offer Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. LLSF launched Class A shares on December 9, 2015. Class I shares are offered at net asset value without an initial sales charge. Each class represents an interest in the same assets of each respective Fund and classes in each Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares in each respective Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign exchange contracts in the Consolidated Statements of Operations.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Futures Contracts – The Funds that trade futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

“marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The notional value of the derivative instruments outstanding as of May 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Consolidated Statements of Operations. The

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Funds segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of May 31, 2016, the net change in unrealized appreciation on the swap contract held in LLSF was $419,095. For the year ended May 31, 2016, the Fund (“LLSF”) had realized gain of $1,261,933 from the swap contract. The unrealized appreciation on swap contracts is disclosed on the Consolidated Statements of Assets and Liabilities.

The Funds utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of May 31, 2016 for each Funds’ assets and liabilities measured at fair value on a recurring basis:

Longboard Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open Future Contracts	$1,011,261	$—	$—	$1,011,261
Total	$1,011,261	$—	$—	$1,011,261

Liabilities *	Level 1	Level 2	Level 3	Total
Forward Currency Contracts	$—	$11,760,882	$—	$11,760,882
Total	$—	11,760,882	$—	11,760,882

Longboard Long/Short Fund

Assets *	Level 1	Level 2	Level 3	Total
Swap Contracts	$—	$522,639	$—	$522,639
Total	$—	$522,639	$—	$522,639

Liabilities *	Level 1	Level 2	Level 3	Total
Open Future Contracts	$2,314,857	$—	$—	$2,314,857
Total	$2,314,857	$—	$—	$2,314,857

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The following tables present LMFSF and LLSF derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2016.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

LMFSF

Gross Amounts Not Offset in the
Statements of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral		Net
	Assets	& Liabilities	Assets & Liabilities	Instruments	Received		Amount
Future Contracts	$14,097,195	$13,085,934	$1,011,261	$—	$1,011,261	(1)	$—
Total	$14,097,195	$13,085,934	$1,011,261	$—	$1,011,261		$—

Gross Amounts Not Offset in the
Statements of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral		Net
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged		Amount
Forward Foreign Currency Contracts	$20,616,290	$8,855,408	$11,760,882	$—	$11,760,882	(1)	$—
Total	$20,616,290	$8,855,408	11,760,882	$—	11,760,882		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash Deposits with Broker.

LLSF

Gross Amounts Not Offset in the
Statements of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral		Net
	Assets	& Liabilities	Assets & Liabilities	Instruments	Received		Amount
Swaps Contracts	$522,639	$—	$522,639	$—	$522,639	(1)	$—
Total	$522,639	$—	$522,639	$—	$522,639		$—

Gross Amounts Not Offset in the
Statements of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral		Net
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged		Amount
Future Contracts	$2,314,857	$—	$2,314,857	$—	$2,314,857	(1)	$—
Total	$2,314,857	$—	2,314,857	$—	2,314,857		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash Deposits with Broker.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of LMFSF include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. LMFSF consolidates the results of subsidiaries in which LMFSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, LMFSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as LMFSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

LMFSF may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the LMFSF’s investment objectives and policies.

A summary of the LMFSF’s investments in the LFL is as follows:

	Inception Date of	LFL Total Assets at	% Of Total Assets at
	LFL	May 31, 2016	May 31, 2016
LFL	8/15/2012	$71,503,154	12.79%

For tax purposes, LFL is an exempted Cayman investment company. LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the LMFSF’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to each Fund’s prospectus for a full listing of risks associated with these investments.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Impact of Derivatives on the Consolidated Statements of Assets and Liabilities:

The following is a summary of the location of derivative investments on LMFSF’s and LLSF’s Consolidated Statements of Assets and Liabilities for the year ended May 31, 2016:

LMFSF

	Asset Derivatives		Liability Derivatives
Contract Type/
	Consolidated Statements of		Consolidated Statements of
Primary Risk Exposure	Assets and Liabilities Location	Fair Value	Assets and Liabilities Location	Fair Value
Equity Contracts:	Net Unrealized Appreciation from open futures contracts	$2,173,562	Net Unrealized Appreciation from open futures contracts	$(6,119,230)

Commodity contracts:	Net Unrealized Appreciation from open future contracts	7,730,934	Net Unrealized Appreciation from open futures contracts	(5,565,310)

Interest rate contracts:	Net Unrealized Appreciation from open future contracts	4,192,699	Net Unrealized Appreciation from open futures contracts	(1,401,394)

Foreign exchange contracts:	Net Unrealized Depreciation from forward foreign currency exchange contracts	8,674,721	Net Unrealized Depreciation from forward foreign currency exchange contracts	(20,435,603)

		$22,771,916		$(33,521,537)

LLSF

	Asset Derivatives		Liability Derivatives
Contract Type/
	Statements of Assets and		Statements of Assets and
Primary Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Equity Contracts:	Net Unrealized Appreciation on swap contract	$522,639	Net Unrealized Depreciation from open futures contracts	$(2,314,857)

		$522,639		$(2,314,857)

Impact of Derivatives on the Consolidated Statements of Operations:

The following is a summary of the location of derivative investments on each Fund’s Statements of Operations for the year ended May 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from foreign currency transactions
Net realized gain (loss) from futures contracts
Net change in unrealized appreciation/depreciation from futures contracts
Net change in unrealized appreciation/depreciation from foreign currency transactions
Net change in unrealized appreciation/depreciation from swap contracts

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

The following is a summary of each Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for each Fund for the year ended May 31, 2016:

Realized gain/(loss) on derivatives recognized in the Consolidated Statements of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2016
Futures Contracts	$(12,530,648)	$—	$(55,006,407)	$7,124,340	$(60,412,715)
Foreign Currency Exchange Contracts	—	(1,501,964)	—	—	(1,501,964)
Total	$(12,530,648)	$(1,501,964)	$(55,006,407)	$7,124,340	$(61,914,679)

Net Change in Unrealized gain/(loss) on derivatives recognized in the Consolidated Statements of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2016
Futures Contracts	$716,225	$—	$(5,240,669)	$2,142,343	$(2,382,101)
Foreign Currency Transactions	—	(11,464,464)	—	—	(11,464,464)
Total	$716,225	$(11,464,464)	$(5,240,669)	$2,142,343	$(13,846,565)

LLSF

Realized gain/(loss) on derivatives recognized in the Statements of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2016
Swap Contract	$—	$—	$1,261,933	$—	$1,261,933
Futures Contracts	—	—	162,218	—	162,218
Total	$—	$—	$1,424,151	$—	$1,424,151

Net Change in Unrealized gain/(loss) on derivatives recognized in the Statements of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2016
Futures Contracts	$—	$—	$(2,314,857)	$—	$(2,314,857)
Swap Contract	—	—	419,095	—	419,095
Total	$—	$—	$(1,895,762)	$—	$(1,895,762)

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2014 for the Longboard Managed Futures Strategy Fund, open tax year 2015 for both Funds or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities, foreign currencies, and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, for both LMFSF and LLSF. All investments held by the Fund throughout the year had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Longboard Asset Management, LLC (the “Funds’ Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to the Advisory Agreement, the Funds pay the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Funds’ average daily net assets up to $250 million and 2.75% on assets greater than $250 million. The unitary management fee is paid on a monthly basis. During the year ended May 31, 2016, LMFSF incurred $13,478,216 in advisory fees and LLSF incurred $461,753 in advisory fees.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended May 31, 2016, LMFSF paid $151,604 in 12b-1 fees and LLSF paid $590 in 12b-1 fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. On the sales of LMFSF Class A shares, for the year ended May 31, 2016, the Distributor received $281,992 in underwriting commissions, of which $30,097 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to each Fund, rather, a charge to share sale proceeds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Adviser has employed Gemini Hedge Fund Services (“GHFS”), an affiliate of GFS and the Distributor, to provide administration services. Pursuant to a separate servicing agreement with the GHFS and the Adviser, GHFS receives customary fees from the Advisor.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the year ended May 31, 2016, LMFSF and LLSF assessed $11,500 and $387 in redemption fees, respectfully.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Effective September 17, 2015, LMFSF and LLSF no longer charge a redemption fee on Class A and Class I shares redeemed within 30 days of purchase.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a) 9 of the Act. As of May 31, 2016, Charles Schwab & Co. held 50.24% of the voting securities of Class A and UBS held 26.74% of the voting securities of Class I in LMFSF. As of May 31, 2016, Charles Schwab & Co. held and 29.66% of the voting securities of Class I in LLFS. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co. or UBS are also owned beneficially.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the periods ended May 31, 2016 and May 31, 2015 was as follows:

For the period ended May 31, 2016:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$38,689,661	$6,280,034	$—	$44,969,695
Longboard Long/Short Fund	99,870	—	—	99,870

For the period ended May 31, 2015:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$598,577	$1,404,694	$—	$2,003,271
Longboard Long/Short Fund	—	—	—	—

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Longboard Managed Futures Strategy Fund	$—	$—	$(45,994,454)	$(27,998,241)	$(12,201,786)	$199,385	$(85,995,096)
Longboard Long/Short Fund	711,363	—	(843,292)	(1,309,347)	—	—	(1,441,276)

The difference between book basis and tax basis undistributed net investment loss, unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to mark-to -market on open 1256 futures contracts, swap contracts and foreign currency contracts, and tax adjustments for the a wholly owned subsidiary.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$13,730,652
Longboard Long/Short Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$32,263,802
Longboard Long/Short Fund	843,292

At May 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Longboard Managed Futures Strategy Fund	$22,833,912	$5,164,329	$27,998,241
Longboard Long/Short Fund	523,739	785,608	1,309,347

Permanent book and tax differences, primarily attributable to tax adjustments for realized gains from foreign currency transactions, net operating losses, equalization and swap contacts, and the reclassification of Fund distributions, resulted in reclassification for the tax year ended May 31, 2016 for the Funds as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
Longboard Managed Futures Strategy Fund	$(4,740,165)	$11,705,355	$(6,965,190)
Longboard Long/Short Fund	117,930	1,144,003	(1,261,933)

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2016

Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there have been no subsequent events or transactions requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments of Longboard Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2016, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Managed Futures Strategy Fund as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

August 10, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Long/Short Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Longboard Long/Short Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2016, and the related statement of operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Long/Short Fund as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

August 10, 2016

The Longboard Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2016

As a shareholder of the Longboard Funds, you incur the ongoing costs of Investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 through May 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period	During Period ***
Actual *	12/1/15	5/31/16	12/1/15-5/31/16	12/1/15-5/31/16
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$888.80	$14.54	3.08%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	889.40	13.41	2.84%
Longboard Long/Short Fund - Class A **	1,000.00	935.00	15.00	3.24%
Longboard Long/Short Fund - Class I	1,000.00	924.20	14.38	2.99%

Hypothetical (5% return before Expenses)*
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,009.60	$15.47	3.08%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,010.80	14.28	2.84%
Longboard Long/Short Fund - Class A **	1,000.00	1,008.41	15.57	3.24%
Longboard Long/Short Fund - Class I	1,000.00	1,010.05	15.03	2.99%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (175) divided by the number of days in the fiscal year (366). “Hypothetical” expense information is presented on the basis of the full one half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

***	Annualized.

Longboard Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 26-27, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Longboard Managed Futures Strategy Fund (“Longboard Managed Futures”) and Longboard Asset Management, LLC (“Longboard Asset Management”), (the “Longboard Advisory Agreement”).

Based on their evaluation of the information provided by Longboard Asset Management, in conjunction with Longboard Managed Futures’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Longboard Advisory Agreement with respect to Longboard Managed Futures.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the Longboard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Longboard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Longboard Advisory Agreement and comparative information relating to the advisory fee and other expenses of Longboard Managed Futures. The materials also included due diligence materials relating to Longboard Asset Management (including due diligence questionnaires completed by Longboard Asset Management, select financial information of Longboard Asset Management, bibliographic information regarding Longboard Asset Management’s key management and investment advisory personnel, and comparative fee information relating to Longboard Managed Futures) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Longboard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement. In considering the renewal of the Longboard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Longboard Asset Management related to the proposed renewal of the Longboard Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Longboard Asset Management, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Longboard Asset Management with respect to a series of important questions, including: whether Longboard Asset Management was involved in any lawsuits or pending regulatory actions; whether the management of other

Longboard Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2016

accounts would conflict with its management of Longboard Managed Futures; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board also noted the recently completed SEC examination of Longboard Asset Management. The Board reviewed the description provided on the practices for monitoring compliance with Longboard Managed Futures’ investment limitations, noting that the chief compliance officer of Longboard Asset Management would periodically review the portfolio managers’ performance of their duties to ensure compliance under Longboard Asset Management’s compliance program. The Board then reviewed the capitalization of Longboard Asset Management based on financial information provided by and representations made by a representative of Longboard Asset Management and concluded that Longboard Asset Management was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Longboard Managed Futures. The Board concluded that Longboard Asset Management had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Longboard Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Longboard Asset Management to Longboard Managed Futures and its Subsidiary were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the Fund as compared to its peer group, Morningstar category benchmark for the one year, three year and since inception periods ended March 31, 2016 noting the Fund underperformed its peer group, benchmark, and Morningstar category for the one year period but outperformed its peer group, benchmark and Morningstar category for the three year and since inception periods. The Board further discussed the potential causes of the Fund’s relative under and outperformance including Longboard Asset Management’s explanation that the short-term drawdown and the Fund’s longer-term approach to portfolio management and maintenance of a more diversified portfolio may have been contributing factors. After further discussion, the Board concluded that overall, Longboard Managed Futures’ past performance was satisfactory and in-line with its investment objectives.

Fees and Expenses. As to the costs of the services to be provided by Longboard Asset Management, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Longboard Managed Futures’ unitary fee and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for Longboard Managed Futures, noting that the Longboard Advisory Agreement has a unitary fee out of which Longboard Asset Management pays substantially all expenses of Longboard Managed Futures, including transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of Longboard Managed Future’s business. The Board also noted that the Longboard Advisory Agreement provides for breakpoints for the unitary fee so that the fee would decrease on asset levels above $250 million and the Board noted that Longboard Managed Futures had reached the breakpoint. The Board concluded that based on Longboard Asset Management’s experience and expertise as well as the services provided to Longboard Managed Futures, the unitary management fee charged by Longboard Asset Management was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Longboard Asset Management with respect to Longboard Managed Futures based on profitability reports and analyses reviewed by the Board and the selected financial information of Longboard Asset Management provided by Longboard Asset Management. After review and discussion, the Board concluded that based on the services provided or paid for by Longboard Asset Management, the projected growth of Longboard

Longboard Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2016

Managed Futures, and the built in breakpoints, anticipated profits from Longboard Asset Management’s relationship with the Longboard Managed Futures were not excessive.

Economies of Scale. As to the extent to which Longboard Managed Futures will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Longboard Managed Futures and noted that they had already approved a breakpoint reduction in fees for assets above $250 Million and Longboard Managed Futures shareholders were already getting the benefit of that break point. The Board discussed continuing to monitor the asset levels of Longboard Managed Futures and would consider adding additional breakpoints in the future, should assets increase significantly.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Longboard Asset Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Longboard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Longboard Advisory Agreement, (a) the terms of the Longboard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Longboard Advisory Agreement is in the best interests of Longboard Managed Futures and its shareholders. In considering the renewal of the Longboard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the renewal of the Longboard Advisory Agreement was in the best interest of Longboard Managed Futures and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	37	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	32	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	32	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	32	Orizon Investment Counsel (financial services company) Board Member

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The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	32	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-294-7540.

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Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1 -800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7540.

INVESTMENT ADVISOR

Longboard Asset Management, LLC

2355 E Camelback Road, Suite 750

Phoenix, Arizona 85016

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 - $ 38,500

2015 - $ 35,000

(b)	Audit-Related Fees

2016 - None

2015 - None

(c)	Tax Fees

2016 – $ 7,000

2015 – $ 6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2016        2015

Audit-Related Fees:      0.00%    0.00%

Tax Fees:      0.00%     0.00%

All Other Fees:      0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $ 7,000

2015 - $ 6,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/10/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/10/16